Janus Detroit Street Trust

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

The Long-Term Care ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Short Duration Income ETF

(each a "Fund" and collectively the "Funds")

Supplement dated March 27, 2020

to each Fund's currently effective Statement of Additional Information

Effective immediately, the ''Natural Disasters and Extreme Weather Conditions'' subsection of the ''Investment Strategies and Risks'' section of each Fund's respective Statement of Additional Information (''SAI'') is deleted in its entirety and the following is added as the new final paragraph in the ''Note Regarding Regulatory Changes and Market Events'' subsection of the ''Investment Strategies and Risks'' section of each Fund's respective SAI:

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund.

Please retain this Supplement with your records.

125-31-70158 03-20